united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 , Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 4/30

Date of reporting period: 4/30/16

Item 1. Reports to Stockholders.

Athena Value Fund

Class A Shares: ATVAX
Class I Shares: ATVIX

Annual Report
April 30, 2016

Distributed by Northern Lights Distributors, LLC
Member FINRA

June 29, 2016

Dear Investor,

Each year at this time, Athena Value Fund (“The Fund”) provides this letter to investors. The purpose of this letter is to provide a review of the fiscal year ended April 30, 2016, provide an update on the Fund’s operations and comment on the Fund’s Manager’s (“Manager”) outlook. The Fund is an open end mutual fund with approximately $5 million in assets under management as of April 30, 2016. The Fund seeks to generate capital appreciation by investing in a concentrated portfolio of 20-25 equity securities. The Fund’s strategy is based on analyzing proprietary behavioral signals to identify confidence in a company from different areas of the market: management, sell-side analysts and creditors. These signals, along with traditional valuation metrics, are applied to screen a universe of 5,000 stocks (all U.S. exchange-listed common stocks, MLPs, REITs, and ADRs) and a portfolio of 20-25 securities is built from those which meet all of the investment criteria. In general, each security is equal weighted to remove any potential biases. This results in a generally all cap portfolio. The portfolio is monitored daily for single stock events which may trigger sells based on the investment strategy. Stocks will also be sold if they no longer meet the investment criteria and there is another one that does.

Investment Results

The Fund’s fiscal year ended April 30, 2016. The Fund’s inception date was May 15, 2015. Therefore, the Investment Period for this fiscal year (May 15, 2015 through April 30, 2016) was not a full twelve months. For much of the Investment Period The Fund faced a difficult environment as domestic equity markets (represented by the S&P 500 Price Index) reached a record high on May 21, 2015 and have not returned to that level since. During the Investment Period, the Fund’s Class I decreased -4.99% while Class A decreased by -5.20%. During this same time period, the S&P 500 Total Return Index decreased by -0.72%. The Russell 3000 (a commonly used index for all cap portfolios) decreased -2.07% and the Russell 2000 (a commonly used index for small cap portfolios) decreased -7.81% during the Investment Period.

www.AthenaValueFund.com	1.888.868.9501

Figure 1

The Fund’s Investment Results

	Inception*					05/15/2015
	To 06/30/2015	Q3 2015	Q4 2015	Q1 2016	April 2016	To 04/30/2016
ATVIX Class I (NAV)*	-4.50%	-14.66%	6.39%	5.60%	3.76%	-4.99%
ATVAX Class A (NAV)*	-4.50%	-14.66%	6.27%	5.60%	3.65%	-5.20%
ATVAX Class A (Max Load)*	-9.99%	-19.55%	0.13%	-0.44%	-2.29%	-10.65%
S&P 500 Index	-2.56%	-6.44%	7.03%	1.35%	0.39%	-0.72%
Russell 3000 Index	-2.19%	-7.25%	6.27%	0.96%	0.62%	-2.07%
Russell 2000 Index	1.01%	-11.92%	3.59%	-1.53%	1.57%	-7.81%

*	The inception date of Class A and Class I is 05/15/2015

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment advisor has contractually agreed to waive management fees and to make payments to limit Fund expenses until August 31, 2016. After this fee waiver and per the Fund’s prospectus filed 4/15/2015, the expense ratios are 1.50%, 2.25% and 1.25% for the Class A, C and I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years. Per the Fund’s prospectus filed 4/15/2015, the Fund’s total annual operating expenses are 1.68%, 2.43% and 1.43% for the Class A, C and I shares, respectively. The maximum sales load for the Class A shares is 5.75%. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free (888) 868-9501. The maximum sales charge (load) for Class A is 5.75%. Class A investors may be eligible for a reduction in sales charges. See prospectus for more information.

Commentary

The Investment Period ended April 30, 2016 provided a difficult environment for a long-only equity strategy. Domestic equity markets (represented by the S&P 500 Price Index) reached a record high roughly a week after The Fund’s inception date and were technically in a drawdown for the rest of the Investment Period as that level was not reached again. The Investment Period was marked by two steep selloffs in equity markets, one in August 2015 and one that started at the end of December and ended in the middle of February. While markets partially recovered after these selloffs, the S&P 500 Price Index never returned to the high seen very early on in the Investment Period.

The portion of the Investment Period that took place in 2015 provided a much more difficult environment than the portion that took place in 2016. As the strategy seeks to find companies which may be undervalued, we’ll look to the performance of value indices compared to growth indices. From May 15, 2015 (the Fund’s inception date) through 12/31/2015 the Russell 3000 Value (TR) Index declined -5.85% while the Russell 3000 Growth (TR) Index only declined -1.39%, a difference of 4.46%. However, in 2016 the two reversed with the Value Index outperforming the Growth Index so far in 2016 (through April 30, 2016) by 4.23%. Over long periods of time we expect concentrated,

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valuation-based strategies to win out over non-concentrated or growth/momentum-based strategies. However, there can be shorter periods where growth outperforms value, even dramatically so.

Outlook

Looking ahead, we are encouraged by some bullish signs for the strategy that emerged in the early months of 2016. In February, we saw a large number of securities in the universe that met the investment criteria. Historically, this has been a positive sign for the strategy for the coming months. Some of that has already come to fruition, with The Fund increasing 27.93% off the market bottom from February 11, 2016 through the end of the Investment Period (for comparison the S&P 500 TR increased 13.39% for this same period).

Please do not hesitate to contact the Fund’s Management if you should have any questions, comments or concerns. They can be reached at (888) 868-9501 or at info@princetonfundadvisors.com.

Very Truly Yours,

Princeton Fund Advisors

Investors should carefully consider the investment objectives, risks, charges and expenses of the Athena Value Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by

www.AthenaValueFund.com	1.888.868.9501

calling 888-868-9501. The prospectus should be read carefully before investing. The Athena Value Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. Princeton Fund Advisors, LLC is not affiliated with Northern Lights Distributors, LLC.

IMPORTANT RISKS AND DISCLOSURES:

This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change. The views in this report were those of the Fund’s adviser as of June 29, 2016 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

Mutual Funds involve risks including the possible loss of principal.

The Fund’s distribution policy is not designed to guarantee distributions that equal a fixed percentage of the Fund’s current net asset value per share. A portion of a distribution may consist of a return of capital, which will reduce the shareholders tax basis and potentially increase taxable gain upon disposition. Foreign investing in equity securities or notes of foreign issuers involves risks not typically associated with U.S. investments, including adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund Invests. The Advisor’s and Sub-Advisor’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may not produce the desired results.

Investments in Master Limited Partnerships (“MLPs”) or MLP-related securities involve risks different from those of investing in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right, and are generally considered interest rate sensitive investments. If there were changes to the current tax law and any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in reduction of the value of your investment in the Fund and lower income.

As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. Significant price fluctuations of these issuers could affect Fund performance. The value of small or medium capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market in general.

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Total Return version of the index is shown.

The Russell 3000 Index is comprised of 3000 largest U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market. The Total Return version of the index is shown.

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index., representing approximately 8% of the Russell 3000 total market capitalization. The Total Return version of the index is shown.

To be “long” an asset or security means being a buyer, generally one who benefits from an increase in prices.

A drawdown is the peak-to-trough decline during a specific recorded period of an investment. A drawdown is usually quoted as the percentage between the peak and the subsequent trough. Those tracking the entity measure from the time a retrenchment begins to when it reaches a new high.

www.AthenaValueFund.com	1.888.868.9501

Past performance does not guarantee future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. The values presented are an overall average of the portfolio.

6408-NLD-6/17/2016

www.AthenaValueFund.com	1.888.868.9501

Athena Value Fund

PORTFOLIO REVIEW (Unaudited)

April 30, 2016

The Fund’s performance figures* for the period ended April 30, 2016, compared to its benchmark:

Inception** -
April 30, 2016
Athena Value Fund – Class A	(5.20)%
Athena Value Fund – Class A with load	(10.65)%
Athena Value Fund – Class I	(4.99)%
S&P 500 Total Return Index	(0.72)%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses, before expense reimbursements and waived fees, are 1.68% for Class A shares and 1.43% for Class I shares per the April 15, 2015 prospectus. Returns would have been lower had the Adviser not waived fees or reimbursed expenses. For performance information current to the most recent month-end, please call toll -free 1-888 -868-9501.

**	Inception date is May 15, 2015.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors may not invest in the index directly.

Comparison of the Change in Value of a $100,000 Investment

Athena Value Fund

PORTFOLIO REVIEW (Unaudited)(Continued)

April 30, 2016

The Fund’s Top Industry Sectors as of April 30, 2016 are as follows:

Industry Sectors	% of Net Assets
Life/Health Insurance	7.8%
Multi-line Insurance	7.5%
Advertising Agencies	7.1%
Electric-Integrated	7.1%
Chemicals-Diversified	4.3%
Pipelines	4.3%
Medical-Nursing Homes	4.3%
Machinery-Farm	4.0%
Paper & Related Products	3.8%
Other	48.8%
Other Assets Less Liabilities	1.0%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

Athena Value Fund

PORTFOLIO OF INVESTMENTS

April 30, 2016

Shares		Fair Value
	COMMON STOCKS - 94.8%
	ADVERTISING AGENCIES - 7.1%
8,661	Interpublic Group Co., Inc.	$198,684
2,361	Omnicom Group, Inc.	195,892
		394,576
	AEROSPACE & DEFENSE - 3.8%
1,543	Boeing Co.	207,996

	AUTO - CARS/LIGHT TRUCKS - 3.8%
15,578	Ford Motor Co.	211,238

	CHEMICALS - DIVERSIFIED - 4.3%
15,126	Huntsman Corp.	238,083

	ELECTRIC - INTEGRATED - 7.1%
17,894	AES Corp.	199,697
2,570	Entergy Corp.	193,213
		392,910
	GAS - DISTRIBUTION - 3.7%
9,501	CenterPoint Energy, Inc.	203,796

	HOUSEWARES - 3.5%
3,349	Tupperware Brands Corp.	194,476

	LIFE/HEALTH INSURANCE - 7.8%
14,699	Manulife Financial Corp.	216,516
2,760	Prudential Financial, Inc.	214,287
		430,803
	MACHINERY - FARM - 4.0%
2,599	Deere & Co.	218,602

	MEDICAL - NURSING HOMES - 4.3%
15,935	Kindred Healthcare, Inc.	235,201

	MULTI-LINE INSURANCE - 7.5%
4,659	MetLife, Inc.	210,121
11,061	Old Republic International Corp.	204,518
		414,639
	OFFICE AUTOMATION & EQUIPMENT - 3.5%
9,359	Pitney Bowes, Inc.	196,258

	OIL REFINING & MARKETING - 3.5%
7,195	Western Refining, Inc.	192,538

	PAPER & RELATED PRODUCTS - 3.8%
4,906	International Paper Co.	212,283

	PIPELINES - 4.3%
6,573	ONEOK, Inc.	237,614

See accompanying notes to financial statements.

Athena Value Fund

PORTFOLIO OF INVESTMENTS (Continued)

April 30, 2016

Shares		Fair Value
	PRINTING - COMMERCIAL - 3.8%
12,103	RR Donnelley & Sons Co.	$210,592

	PROPERTY/CASUALTY INSURANCE - 3.5%
2,241	Hanover Insurance Group, Inc.	192,188

	RETAIL - MAJOR DEPARTMENT STORE - 3.6%
3,872	Nordstrom, Inc.	197,975

	RETAIL - RESTAURANTS - 3.5%
4,224	Brinker International, Inc.	195,656

	THEATERS - 3.7%
9,807	Regal Entertainment Group	204,476

	WIRE & CABLE PRODUCTS - 4.7%
16,486	General Cable Corp.	257,841

	TOTAL COMMON STOCKS (Cost $5,089,363)	5,239,741

	SHORT-TERM INVESTMENT - 4.2%
	MONEY MARKET FUND - 4.2%
234,092	Fidelity Institutional Money Market Funds - Money Market Portfolio to yield 0.04% * (Cost $234,092)	234,092

	TOTAL INVESTMENTS - 99.0% (Cost $5,323,455) (a)	$5,473,833
	OTHER ASSETS LESS LIABILITIES - 1.0%	57,310
	NET ASSETS - 100.0%	$5,531,143

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $5,376,282 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$282,443
Unrealized Depreciation:	(184,892)
Net Unrealized Appreciation:	$97,551

*	Money market fund; interest rate reflects seven-day effective yield on April 30, 2016.

See accompanying notes to financial statements.

Athena Value Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2016

ASSETS
Investments (cost $5,323,455)	$5,473,833
Dividends and interest receivable	12,591
Receivable due from Adviser	32,605
Prepaid expenses and other assets	31,767
TOTAL ASSETS	5,550,796

LIABILITIES
Distribution (12b-1) fees payable	336
Payable to related parties	2,792
Accrued expenses and other liabilities	16,525
TOTAL LIABILITIES	19,653
NET ASSETS	$5,531,143

Net Assets Consist Of:
Paid in capital	$5,481,854
Undistributed net investment income	24,404
Accumulated net realized loss from security transactions	(125,498)
Net unrealized appreciation of investments	150,383
NET ASSETS	$5,531,143

Net Asset Value Per Share:
Class A Shares:
Net Assets	$1,668,484
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	177,826
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$9.38
Maximum offering price per share (maximum sales charge of 5.75%)	$9.96	*

Class I Shares:
Net Assets	$3,862,659
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	411,240
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.39

*	NAV may not recalculate due to rounding.

See accompanying notes to financial statements.

Athena Value Fund

STATEMENT OF OPERATIONS

For the Period Ended April 30, 2016 *

INVESTMENT INCOME
Dividend Income	$95,576
Interest Income	320
Less: Foreign withholding taxes	(398)
TOTAL INVESTMENT INCOME	95,498

EXPENSES
Investment advisory fees	26,380
Distribution (12b-1) Fees:
Class A	3,002
Registration fees	55,152
Accounting services fees	31,758
Compliance officer fees	18,905
Legal fees	18,402
Audit and tax fees	15,500
Printing and postage expenses	12,028
Administrative services fees	9,217
Trustees fees and expenses	9,084
Transfer agent fees	6,807
Custodian fees	5,790
Insurance expense	1,377
Non 12b-1 shareholder servicing fees	917
Other expenses	4,043
TOTAL EXPENSES	218,362

Less: Fees waived and expenses reimbursed by the Adviser	(182,163)
NET EXPENSES	36,199
NET INVESTMENT INCOME	59,299

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investments	(125,012)

Net change in unrealized appreciation on:
Investments	150,378
Foreign currency translations	5
Net change in unrealized appreciation on investments and foreign currency translations:	150,383

NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS	25,371

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$84,670

*	The Athena Value Fund commenced operations on May 15, 2015.

See accompanying notes to financial statements.

Athena Value Fund

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
April 30, 2016 **
FROM OPERATIONS
Net investment income	$59,299
Net realized loss from investments	(125,012)
Net change in unrealized appreciation on investments and foreign currency translations	150,383
Net increase in net assets resulting from operations	84,670

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(272)
Class I	(247)
From net investment income:
Class A	(17,331)
Class I	(17,531)
Net decrease in net assets resulting from distributions to shareholders	(35,381)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,409,019
Class I	4,071,969
Net asset value of shares issued in reinvestment of distributions:
Class A	15,887
Class I	17,764
Payments for shares redeemed:
Class A	(683,254)
Class I	(349,531)
Net increase in net assets resulting from shares of beneficial interest	5,481,854

TOTAL INCREASE IN NET ASSETS	5,531,143

NET ASSETS
Beginning of Period	—
End of Period*	$5,531,143
* Includes undistributed net investment income of:	$24,404

Class A:
Shares Sold	255,671
Shares Reinvested	1,859
Shares Redeemed	(79,704)
Net increase in shares of beneficial interest outstanding	177,826

Class I:
Shares Sold	450,727
Shares Reinvested	2,078
Shares Redeemed	(41,565)
Net increase in shares of beneficial interest outstanding	411,240

**	The Athena Value Fund commenced operations on May 15, 2015.

See accompanying notes to financial statements.

Athena Value Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Period Ended April 30, 2016 (1)	Class A	Class I
Net asset value, beginning of period	$10.00	$10.00
Activity from investment operations:
Net investment income (2)	0.17	0.20
Net realized and unrealized loss on investments	(0.70)	(0.71)
Total from investment operations	(0.53)	(0.51)
Less distributions from:
Net investment income	(0.09)	(0.10)
Net realized gains (7)	(0.00)	(0.00)
Total distributions	(0.09)	(0.10)
Net asset value, end of period	$9.38	$9.39
Total return (3)(6)	(5.20)%	(4.99)%
Net assets, at end of period (000s)	$1,668	$3,863
Ratio of gross expenses to average net assets (4)(5)	8.56%	8.31%
Ratio of net expenses to average net assets (5)	1.50%	1.25%
Ratio of net investment income to average net assets (5)	2.04%	2.44%
Portfolio Turnover Rate (6)	34%	34%

(1)	The Athena Value Fund Class A shares and Class I shares commenced operations on May 15, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Total returns would have been lower had the adviser not waived fees and reimbursed expenses.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

(7)	Amount less than $0.005.

See accompanying notes to financial statements.

Athena Value Fund

NOTES TO FINANCIAL STATEMENTS

April 30, 2016

1.	ORGANIZATION

The Athena Value Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation.

The Fund currently offers Class A, and Class I shares. The Fund also has Class C shares which were not offered during the period. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, depending on how much you invest which may be waived by the Adviser under certain circumstances. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies set by the Trust and followed by the Fund in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Athena Value Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2016

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser or sub-adviser. The team may also enlist third party consultants, such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer, on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) the adviser or sub-adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause an adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available, the spread between bid and ask prices is substantial, the frequency of sales, the thinness of the market, the size of reported trades, and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities, are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Athena Value Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2016

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Fund’s prospectus for a full listing of risks associated with these investments. The following tables summarize the inputs used as of April 30, 2016 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$5,239,741	$—	$—	$5,239,741
Short-Term Investment	234,092	—	—	234,092
Total	$5,473,833	$—	$—	$5,473,833

There were no transfers into or out of Level 2 or Level 3 during the current period presented. It is the Fund’s policy to record transfers into or out of a level at the end of the reporting period.

The Fund did not hold any Level 2 or Level 3 securities during the period.

*	See Portfolio of Investments for industry classification.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are

Athena Value Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2016

amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the returns for open tax year 2015, or expected to be taken in the Fund’s 2016 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the period ended April 30, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $6,169,200 and $954,845, respectively.

Athena Value Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2016

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

Princeton Fund Advisors, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, direct the daily operations of the Fund and supervise the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the period ended April 30, 2016 the Fund incurred advisory fees of $26,380.

During the period covered by the report, the Adviser had delegated management of the Fund’s portfolio to AthenaInvest Advisors LLC (the “Sub-Adviser”). The Sub-Adviser was responsible for securities selection and trade execution. The Adviser compensated the Sub-Adviser for its services from the management fees received from the Fund, which are computed and accrued daily and paid monthly and does not impact the financial statements of the Fund.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until August 31, 2016, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding expenses such as front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser) do not exceed 1.50% per annum of Class A average daily net assets, 2.25% per annum of Class C average daily net assets, and 1.25% per annum of Class I average daily net assets (the “Expense Limitation”). For the period ended April 30, 2016, the Adviser waived fees and reimbursed expenses of $182,163.

If the Adviser waives any fees or reimburses any expenses pursuant to the Waiver Agreement, and the Fund’s Operating Expenses attributable to Class A, Class C and Class I shares are subsequently less than the Expense Limitation, respectively, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation. If the Operating Expenses attributable to the Class A, Class C and Class I shares subsequently exceed the Expense Limitation, the reimbursements shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

Athena Value Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2016

The following amounts are subject to recapture by the Adviser by the following date:

April 30, 2019
$182,163

Distributor – The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at annual rates of 0.25% and 1.00% of the average daily net assets attributable to Class A shares and Class C shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Class I shares are not covered under the Plans. The Plans are compensation plans, which mean that compensation is provided regardless of 12b-1 expenses incurred. For the period ended April 30, 2016, the Fund paid $3,002 to the Distributor for Class A shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. On sales of Class A shares, for the period ended April 30, 2016, the Distributor received $2,340 from front-end sales charge of which $352 was retained by the Distributor or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Trust for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Athena Value Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2016

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the period ended April 30, 2016 was as follows:

Period Ended
April 30, 2016
Ordinary Income	$35,381
$35,381

As of April 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$24,404	$—	$(72,671)	$—	$—	$97,556	$49,289

The difference between book basis and tax basis unrealized appreciation and accumulated net realized loss is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $72,671.

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions, resulted in reclassification for the Fund for the period ended April 30, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$(33)	$33

6.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

Athena Value Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2016

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Due to a change of control at AthenaInvest Advisors LLC (“Athena”), the sub-advisory agreement with Athena terminated and Athena is no longer serving as a sub-adviser to the Fund. Effective May 27, 2016, Princeton Fund Advisors, LLC manages the Fund’s portfolio and Greg D. Anderson and John L. Sabre are the new portfolio managers of the Fund. The investment objective, principal investment strategies and principal risks of the Fund have not changed.

The Fund’s investment adviser expects to submit a new sub-advisory agreement to the Board of Trustees for approval and anticipates retaining Athena as a sub-adviser to manage the assets of the Fund after a new sub-advisory agreement has been properly approved by the Trust’s Board and the Fund’s shareholders.

Management has concluded that no other events or transactions have occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Athena Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Athena Value Fund (the Fund), a series of Northern Lights Fund Trust, as of April 30, 2016, and the related statements of operations, statement of changes in net assets and the financial highlights for the period from May 15, 2015 (commencement of operations) through April 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of April 30, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Athena Value Fund as of April 30, 2016, and the results of its operations, changes in its net assets and the financial highlights for the period from May 15, 2015 (commencement of operations) through April 30, 2016 in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado

June 29, 2016

Athena Value Fund

EXPENSE EXAMPLES (Unaudited)

April 30, 2016

As a shareholder of the Athena Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2015 through April 30, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	11/1/15	4/30/16	11/1/15 – 4/30/16	11/1/15 – 4/30/16
Class A	$1,000.00	$1,059.20	$ 7.68	1.50%
Class I	$1,000.00	$1,061.50	$ 6.42	1.25%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	11/1/15	4/30/16	11/1/15 – 4/30/16	11/1/15 – 4/30/16
Class A	$1,000.00	$1,017.40	$ 7.52	1.50%
Class I	$1,000.00	$1,018.70	$ 6.29	1.25%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio net of waived/reimbursed fees, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

“Hypothetical” expense information is presented on the basis of the full one-half year period to enable a comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 182/366 (to reflect the full half-year period).

**	Annualized.

Athena Value Fund

SUPPLEMENTAL INFORMATION (Unaudited)

April 30, 2016

Athena Value Fund* – Adviser: Princeton Fund Advisors, LLC

In connection with the regular meeting held on February 25 & February 26, 2015 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), discussed the approval of an investment advisory agreement (the “Athena Advisory Agreement”) between Princeton Fund Advisors, LLC (“Princeton”) and the Trust, with respect to the Athena Value Fund (the “Fund”). In considering the approval of the Athena Advisory Agreement, the Trustees received materials specifically relating to the Athena Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Athena Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Athena Advisory Agreement.

Nature, Extent and Quality of Service. The Board noted that Princeton was established in 2011, manages approximately $1.3 billion, provides alternative asset management strategies to institutional and individuals, and acts as adviser or co-adviser to several mutual funds. The Board reviewed the background information of the key personnel responsible for servicing the Fund, taking into consideration their education and noting the investment team has significant years of 1940 Act experience with particular experience in alternative asset management obtained from previous positions held at various financial institutions and, more recently, managing other funds in the Trust. The Board acknowledged that although Princeton will not select individual securities for the Fund, which will be the responsibility of the sub-adviser, AthenaInvest Advisors LLC, Princeton will utilize its 1940 Act experience to conduct ongoing due diligence of the sub-adviser to ensure the Fund is being managed according to the investment guidelines as outlined in the Fund’s prospectus, while also providing active management and supervision for the majority of ancillary operational functions related to the Fund. The Board reviewed the operational functions Princeton will perform, which include setting the Fund’s investment objective, monitoring and evaluating the performance of the sub-adviser, reviewing its compliance with investment objectives and policies, working with the Fund’s service providers with respect to fund accounting, administration, and compliance, and leading the marketing efforts of the Fund by leveraging Princeton’s track record for raising assets and team of marketing professionals. The Board observed that Princeton will be fully engaged with the sub-adviser through active communication, periodic on-site visits and requiring the sub-adviser to provide quarterly compliance attestations. The Board noted that Princeton will conduct risk monitoring by developing management reporting tools and daily compliance monitoring with the Fund’s investment limitations by developing a spreadsheet with the portfolio’s holdings and weightings for review by Princeton and sub-adviser. The Board considered that while Princeton has reported no material compliance or litigation issues, it is undergoing a routine Securities Exchange Commission examination that commenced during January of 2015. The Board noted its familiarity and good working relationship with Princeton from the other funds in the Trust. The Board acknowledged that the strength of Princeton lies with its 1940 Act experience, its ability to find and partner with talented investment managers, its strong non-trading operational organization combining a due diligence process, risk management and portfolio monitoring, and overall sub-adviser supervision, which has the potential add significant value to the Fund. The

Athena Value Fund

SUPPLEMENTAL INFORMATION (Unaudited)

April 30, 2016

Board expressed its appreciation that Princeton is fully engaged with the sub-adviser and is positioned to perform well in this role. The Board concluded that Princeton should provide high quality service to the Fund for the benefit of its future shareholders.

Performance. The Trustees considered the historical performance of Princeton. They reviewed the performance history of a mutual fund managed by Princeton, and noted that while the underperformed its MLP benchmark over the past year, the fund had outperformed its benchmark since inception. The Trustees also considered that the sub-adviser would be primarily responsible for all investment decisions of the Fund, and that Princeton had exhibited strong performance and excellent sub-adviser oversight abilities in its management of other funds in the Trust. After further discussion, the Trustees concluded that Princeton’s historical performance was satisfactory.

Fees and Expenses. The Trustees considered the advisory fee of 1.00%, and noted that the advisory fee was higher than the peer group and Morningstar category averages, but within the range of the Morningstar category and equal to the highest fee in the peer group. They noted the peer group was well constructed. They also considered that the net expense ratio was in line with the averages and within the ranges of both comparison groups, and that Princeton anticipated capping expenses. The Trustees also considered the experience of Princeton and sub-adviser personnel anticipated to be managing the Fund, and they concluded that the proposed advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. They noted that Princeton had indicated its willingness to consider breakpoints as the Fund grows, and discussed the capacity constraints raised by Princeton. The Trustees concluded that the absence of breakpoints was acceptable at this time, and they agreed that the matter of economies of scale would be revisited as the Fund size materially increases.

Profitability. The Trustees reviewed the profitability analysis provided by Princeton. They noted that because the Fund had not yet commenced operations, the profitability analysis provided is merely an estimate based on projected asset growth over the first 12 months of operations. They reasoned that based on the information provided by Princeton, the estimated profitability is reasonable in percentage and actual dollars.

Conclusion. Having requested and received such information from Princeton as the Trustees believed to be reasonably necessary to evaluate the terms of the Athena Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Athena Advisory Agreement is in the best interests of the future shareholders of Athena Value Fund.

*	Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Fund.

Athena Value Fund

SUPPLEMENTAL INFORMATION (Unaudited)

April 30, 2016

Athena Value Fund*- (Sub-Adviser-AthenaInvest Advisors LLC)

In connection with the regular meeting held on February 25 & February 26, 2015, the Board of Trustees (the “Board” or the “Trustees”) of Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Princeton Fund Advisors, LLC (“Princeton”) and AthenaInvest Advisors LLC (“Athena”), with respect to Athena Value Fund (the “Fund”). In considering the approval of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service. The Board noted that Athena was founded in 2005 and currently has approximately $234 million in assets under management, and the Trustees observed that Athena provides investment management services to financial professionals through separately managed accounts and unified managed accounts. The Board also noted that Athena provides sub-advisory services to a high dividend ETF product and a global tactical ETF product. The Board reviewed the background information of the key personnel responsible for sub-advising the Fund, taking into account their education and noting that the sub-advisory firm’s founder has over 35 years of academic and financial industry experience and that other members of the investment team had several years of experience in technology, trading and operations from time spent at an investment bank. The Board reviewed Athena’s investment process, noting that it specializes in behavioral portfolio management that is based on a behavioral research process. They noted that Athena patented the process, which involves a stock screening process that evaluates various fundamental factors and examines the stock for management confidence, analyst confidence and creditor confidence. The Board reviewed the duties Athena will be contractually obligated to perform for Princeton and Fund, noting that such duties are consistent with the services Athena provides to the ETF products. Acknowledging that not all strategy risks can be eliminated, the Board considered that the Fund will be relatively concentrated, approximately 25 securities, which can create concentration risk, volatility risk, and liquidity risk associated with smaller capitalized companies. The Board noted that Athena anticipated mitigating these risks by maintaining sector diversification and monitoring of the portfolio to ensure liquidity standards are met. The Board reviewed Athena’s process for monitoring compliance with the Fund’s investment limitations, noting the use of an automated internal portfolio management system. The Board reviewed Athena’s broker-dealer selection process, noting its CCO performs periodic reviews to evaluate that broker-dealers are meeting the standards set in Athena’s best execution policies. The Board recognized the efforts of Athena with respect to the diligence used in its patented research process and its culture with respect to risk and compliance. The Board expressed its belief that the partnership between Princeton and Athena will work well, with both using their respective strengths to benefit the Fund. The Board further concluded that Athena has the potential to provide high quality service to the Fund and adviser for the benefit of future shareholders.

Athena Value Fund

SUPPLEMENTAL INFORMATION (Unaudited)

April 30, 2016

Performance. The Trustees considered the performance of Athena. They reviewed the performance history of a separate account composite of a strategy that has the same investment objective and stock selection criteria as that proposed to be used for the Fund. They noted that the separate account substantially outperformed the benchmark over all time periods presented. They further considered that the strategy to be used for the Fund will be modified, at the request of Princeton, from the one for which performance data was presented in an effort by Princeton to increase the number of holdings, meet the diversification requirements of the 1940 Act, improve consistency of return, and lower risk and volatility. They also considered that Princeton did significant backtesting of the modified strategy and found that the modified strategy, on a backtested basis, produced strong returns on a more consistent basis with lower volatility. After further discussion, the Trustees concluded that Princeton analyzed Athena’s historical performance and based on Princeton’s representations, the performance was satisfactory.

Fees and Expenses. The Trustees considered that Athena will receive 40% of the net advisory fee after the payment of certain expenses, and noted that the fee was lower than the average fee charged to separately managed accounts and in line with the fee charged to Athena’s ETF client. After further discussion of Princeton’s duties compared to Athena’s duties, and other factors, the Trustees concluded that the proposed sub-advisory fee was reasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that a lack of breakpoints was acceptable and the shareholders will benefit from lower overall expenses as the Fund grows.

Profitability. The Trustees considered the anticipated profits to be realized by Athena in connection with its relationship with the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services to be provided to the Fund. The Trustees noted that Athena estimates realizing modest profits during the initial fiscal year, in terms of actual dollars paid, although the profits are more meaningful when considered as a percentage of revenue. The Trustees concluded that, based on the breadth and quality of services anticipated to be provided by Athena, the anticipated level of profit was not excessive.

Conclusion. Having requested and received such information from Athena as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the future shareholders of Athena Value Fund.

*	Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Fund.

ATHENA VALUE FUND

SUPPLEMENTAL INFORMATION (Unaudited)

April 30, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	119	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	119	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	107	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	107	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	146	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	146	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

4/30/16 – NLFT_v2

ATHENA VALUE FUND

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

April 30, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	107	Northern Lights Variable Trust (since 2013)

Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A

James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A

Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-868-9501.

4/30/16 – NLFT_v2

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-868-9501 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-868-9501.

INVESTMENT ADVISER
Princeton Fund Advisors, LLC
1125 17th Street, Suite 1400
Denver, CO 80202

SUB-ADVISER
AthenaInvest Advisors, L.L.C.
5340 S. Quebec St., Suite 365-N
Greenwood Village, CO 80111

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2016 - $14,500

(b)	Audit-Related Fees
2016 – None

(c)	Tax Fees

2016 – $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 – None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
2016
Audit-Related Fees:	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 – $3,500

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 7/11/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 7/11/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 7/11/16